Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 12 - Commitments and Contingencies

Litigation

The Company may be a party to routine claims brought against it in the ordinary course of business. After consulting with legal counsel, the Company does not believe that the outcome of any such pending or threatened litigation will have a material adverse effect on its financial condition or results of operations. However, as is inherent in legal proceedings, there is a risk that an unpredictable decision adverse to the Company could be reached. The Company records legal costs associated with loss contingencies as incurred. Settlements are accrued when, and if, they become probable and estimable. A former employee asserted that the Company owed in excess of $1 million in unpaid commissions, unreimbursed expenses, and disputed the value of their class B profits interest that Stryve Foods, LLC repurchased upon his resignation from the business. All disputes with the former employee have been resolved pursuant to a confidential settlement without any admission of wrongdoing by either party.

Registration Rights Agreements

The Company is a party to various registration rights agreements with certain stockholders where it may be required to register securities for such stockholders in certain circumstances.

Operating Leases

The Company holds various lease agreements for office and warehouse spaces for the three months ended September 30, 2021. As of September 30, 2021, the Company only held leases in Texas and Massachusetts.

Rent expense under the leases was $56,434 for the three months ended September 30, 2021. Rent expense includes month-to-month rental payments for facilities preceding the commencement of the lease agreement.

Future minimum payments required under the lease agreements as of September 30, 2021 follow:

2021 (for the remainder of)	$83,827
2022	236,439
2023	242,830
2024	249,278
2025	116,309
Thereafter	29,604

$958,287

11 COMMITMENTS AND CONTINGENCIES

Litigation

The Company may be a party to routine claims brought against it in the ordinary course of business. After consulting with legal counsel, the Company does not believe that the outcome of any such pending or threatened litigation will have a material adverse effect on its financial condition or results of operations. However, as is inherent in legal proceedings, there is a risk that an unpredictable decision adverse to the Company could be reached. The Company records legal costs associated with loss contingencies as incurred. Settlements are accrued when, and if, they become probable and estimable. A former employee has asserted that the company owes in the excess of $1,000,000 in unpaid commissions, unreimbursed expenses, and is disputing the value of their class B profits interest that the Company repurchased upon his resignation from the business. The Company is disputing the former employee’s claims and believes they are without merit and intends to vigorously defend itself against the foregoing complaints. It is management’s opinion that in the unlikely event of an unfavorable outcome, given the early state of the litigation or discovery, it is not possible to estimate the amount or range of possible outcomes that might result from this matter.

Operating Leases

The Company holds various lease agreements for office and warehouse spaces for the years ended December 31, 2020 and 2019. As of December 31, 2020, the Company only held leases in Texas and Massachusetts.

Rent expense under the leases was $258,081 and $304,349 for the years ended December 31, 2020 and 2019, respectively. Rent expense includes month-to-month rental payments for facilities preceding the commencement of the lease agreement.

Future minimum payments required under the lease agreement are as follows as of December 31:

2021	$205,463
2022	172,207
2023	176,670
2024	181,134
2025	46,120
Total	$781,594